SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

January 30, 2013
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation
Current Report on Form 8-K
Dated January 31, 2013

Item 2.02.	Results of Operations and Financial Condition.

On January 31, 2013, Ball Corporation (the “Company”) issued a press release announcing its fourth quarter and full year earnings for 2012, which results are set forth in the press release dated January 31, 2013, and attached hereto as Exhibit 99.1.

Earnings information regarding the fourth quarter and full year 2012, as well as information regarding the use of non-GAAP financial measures, are set forth in the attached press release.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Compensatory Arrangements of Certain Officers.

On January 30, 2013, the Company’s Board of Directors (the “Board”) approved amendments to the Company’s Long-Term Cash Incentive Plan (the “LTCIP”) and its Performance Contingent Restricted Stock Unit program (the “PCRSUP”), each effective for the three year cycle ending December 31, 2015. The LTCIP is amended such that each plan participant’s award for both the ROAIC component and the comparative total shareholder return component of the plan will now be calculated by multiplying the participant’s target long-term cash compensation (being the cash amount available to the participant as established by the Human Resources Committee of the Board) for each performance cycle by fifty percent (50%). The PCRSUP is amended by changing the performance measure for the program such that it will be tied to Economic Value Added dollars based on a nine percent (9%) hurdle rate, as opposed to the Company’s actual cost of capital as was previously the case.

Item 8.01.	Other Events.

On January 30, 2013, the Company’s Board of Directors authorized a 30 percent increase in the Company’s quarterly cash dividend to 13 cents per share. The dividend increase is described in the press release dated January 30, 2013, and attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following are furnished as exhibits to this report:

Exhibit No.	Description

Exhibit 99.1	Ball Corporation Press Release dated January 31, 2013

Exhibit 99.2	Ball Corporation Press Release dated January 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date:           January 31, 2013

Ball Corporation
Form 8-K
January 31, 2013

EXHIBIT INDEX

Description	Exhibit No.

Ball Corporation Press Release dated January 31, 2013	99.1

Ball Corporation Press Release dated January 30, 2013	99.2